SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report March 23, 2000

                               GS TELECOM LIMITED
             (Exact name of registrant as specified in its charter)


COLORADO                                    0-13313          36-3296861
(State or other                             (Commission      (IRS Employer
jurisdiction of                             File Number)     Identification No.)
incorporation)



Enterprise House, Ocean Village, Southampton SO14 3XD
-----------------------------------------------------
United Kingdom of Great Britain
-------------------------------
(Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code (44) 0870 710 6390

Item 1.  CHANGES IN CONTROL OF REGISTRANT

         None.


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

        The registrant has assigned certain Rights to Intellectual Property from its Manex companies interests to Mediafusion, Inc. for development while retaining 10% of the net profits form sale of license of the Intellectual property. The company can increase its share to 15% of the net profits upon the payment by registrant.

Item 3.  BANKRUPTCY OR RECEIVERSHIP

         None.

Item 4.  CHANGES IN ACCOUNTANTS

         None.

Item 5.  OTHER EVENTS

         None.

Item 6. RESIGNATIONS AND APPOINTMENTS TO THE BOARD OF DIRECTORS

        None.

Item 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL & EXHIBITS

               Exhibits:

               A. Assignment of Rights to Intellectual Property from Registrant to Mediafusion, Inc.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 23, 2000                                     GS TELECOM LIMITED



By:_______________________________
                                                          C.P. Gervaise-Brazier
                                                          President